UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2016

ZAIS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)
_____________________

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bridge Avenue, Suite 322	07701-1106
Red Bank, NJ
(Address of principal executive offices)	(Zip Code)

_____________________

Registrant’s telephone number, including area code: (732) 978-7518

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 1, 2016, ZAIS Financial Corp., a Maryland corporation (“ZFC” or the “Company”) issued a press release with updates regarding the severe flooding which has occurred in southern Louisiana and its impact on its mortgage banking subsidiary, GMFS, LLC, which is headquartered in Baton Rouge, LA. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

This filing also relates to the proposed merger (the “Sutherland Merger”) of Sutherland Asset Management Corporation, a Maryland corporation (“Sutherland”), with a wholly owned subsidiary of ZFC pursuant to the terms of that certain Agreement and Plan of Merger, dated as of April 6, 2016, as amended as of May 9, 2016 and August 4, 2016 (the “Merger Agreement”), by and among the Company, ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland and Sutherland Partners, L.P.

On August 24, 2016, a putative class action lawsuit, captioned Sean Dexter, Individually and On Behalf of All Others Similarly Situated v. ZAIS Financial Corp., et al. (the “Complaint”), was filed in the Circuit Court for the City of Baltimore, Maryland against the Company, its directors, Sutherland and Sutherland Partners, L.P., alleging that the Company’s board of directors breached their fiduciary duties in certain respects regarding the Sutherland Merger and that the Sutherland parties aided and abetted the alleged breach of fiduciary duties. The Complaint seeks various forms of relief, including to preliminarily and/or permanently enjoin the consummation of the proposed Sutherland Merger unless the defendants disclose certain information alleged to be material and to have been omitted from the Registration Statement on Form S-4 (File No. 333-211251) filed by the Company with the Securities and Exchange Commission, and an award of plaintiff’s fees and expenses in connection with this litigation. On August 30, 2016, the plaintiff filed a motion for a preliminary injunction against the proposed vote of Company shareholders on the proposed issuance of shares in connection with the Sutherland Merger. Each of the defendants believes the claims asserted in the Complaint are without merit and intends to vigorously defend against this lawsuit. However, at this time, it is not possible to predict the outcome of the proceeding or its impact on the Company or the Mergers.

The full text of the Complaint is attached hereto as Exhibit 99.2.

Finally, attached as Exhibits 99.3 and 99.4, respectively, are the form of proxy card for the ZFC special meeting of stockholders and the Sutherland special meeting stockholders, each of which are being held to obtain the stockholder approvals required under the Merger Agreement. These proxy cards have been updated to reflect the correct meeting date, which is September 27, 2016 for both meetings, and the correct location of the Sutherland special meeting.

Additional Information about the Merger

In connection with the proposed merger, the Company has filed a registration statement on Form S-4 (File No. 333-211251) with the Securities and Exchange Commission (the “SEC”) that includes a definitive joint proxy statement/prospectus, which has been mailed or otherwise disseminated to shareholders of the Company and Sutherland, and will file other relevant documents concerning the merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SUTHERLAND AND THE MERGER.

Investors and stockholders of the Company and Sutherland may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.zaisfinancial.com. The Company’s stockholders may also contact ZAIS Investor Services for additional information by calling 212-827-3773 or emailing mmeek@mww.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

The Company, Sutherland and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Sutherland’s stockholders in respect of the proposed merger. Information regarding the Company’s directors and executive officers can be found in the Company’s Annual Report on Form 10-K filed with the SEC on March 10, 2016, as amended by its Form 10-K/A filed on April 29, 2016. Information regarding Sutherland’s directors and executive officers can be found in the Company’s registration statement on Form S-4 and amendments thereto filed with the SEC. Additional information regarding the interests of such potential participants is included in the definitive joint proxy statement/prospectus and may be included in other relevant documents filed with the SEC in connection with the merger if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or Sutherland, as applicable, using the sources indicated above.

Forward-Looking Statements

This report contains statements that constitute “forward-looking statements” as such term is defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the risk that the merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain stockholder approvals relating to the merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the merger; fluctuations in the adjusted book value per share of the shares of both ZFC and Sutherland; risks related to disruption of management’s attention from the ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on ZFC and Sutherland’s operating results and businesses generally; the outcome of any legal proceedings relating to the merger; changes in future loan production; the Company’s ability to retain key managers of GMFS or the Company’s external advisor; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for mortgage-related investments; legislative and regulatory changes that could adversely affect the business of ZFC or Sutherland; and other factors, including those set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated September 1, 2016

99.2	Complaint, filed August 24, 2016, captioned Sean Dexter, Individually and On Behalf of All Others Similarly Situated v. ZAIS Financial Corp., et al.

99.3	Form of Proxy solicited by the Board of Directors of ZAIS Financial Corp.

99.4	Form of Proxy solicited by the Board of Directors of Sutherland Asset Management Corporation

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS FINANCIAL CORP.

September 1, 2016	By:	/s/ Michael Szymanski
		Name:	Michael Szymanski
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 1, 2016

99.2	Complaint, filed August 24, 2016, captioned Sean Dexter, Individually and On Behalf of All Others Similarly Situated v. ZAIS Financial Corp., et al.

99.3	Form of Proxy solicited by the Board of Directors of ZAIS Financial Corp.

99.4	Form of Proxy solicited by the Board of Directors of Sutherland Asset Management Corporation